THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Credit Opportunities Fund

Water Island Diversified Event-Driven Fund

Water Island Long/Short Fund (each a “Fund” and together the “Funds”)

Supplement dated February 4, 2020 to the Statement of Additional Information (“SAI”)

dated September 30, 2019

Effective November 14, 2019, William Keena serves as Anti-Money Laundering Officer of the Funds and Water Island Capital. Effective December 3, 2019, Philip Channen serves as Chief Compliance Officer of the Funds and Water Island Capital. Accordingly, the following information replaces the Executive Officers table on page 37 of the SAI:

Executive Officers

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Executive Officers:

William Keena 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 69)	Anti-Money Laundering Officer since November 2019, Secretary since 2013	Anti-Money Laundering Officer, Secretary	Anti-Money Laundering Officer (2019-present) and Chief Administrative Officer (2010-present), Water Island Capital.	N/A	N/A

Jonathon Hickey 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 38)	Since 2013	Treasurer	Chief Operating Officer (2016-present), Water Island Capital; Director of Operations (2011-2016), Water Island Capital.	N/A	N/A

Monique Labbe Foreside Management Services, LLC 10 High St. #302, Boston, MA 02110 (Age 45)	Since 2015	Chief Financial Officer	Senior Director, Foreside Management Services, LLC** (2014-present).	N/A	N/A

Philip Channen 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age: 55)	Since December 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital (2019-present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017-2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014-2016).	N/A	N/A

** Foreside Fund Services provides chief financial officer services to the Trust under a Fund CFO/Treasurer agreement with the Trust.

Effective December 3, 2019, the following paragraph replaces the second to the last paragraph under the heading “Calculation of Share Price” on page 68 of the SAI:

The Adviser has a Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee reports its determinations to the Board. The members of the Valuation Committee are Jonathon Hickey, William Keena, Karlis Griffiths, Enrique Caceres, Scott Gordon and Monique Labbe. Philip Channen is a non-voting member of the Valuation Committee.

Please retain this supplement for future reference.